FIRST AMENDMENT OF THE
                   DIRECTOR DEFERRED COMPENSATION AGREEMENT OF
                                 FRED W. CARTER

         This First Amendment, dated as of the 23rd day of July, 1997, hereby amends the Director Deferred Compensation Agreement between Fred W. Carter and Citizens Savings Bank of Frankfort dated as of January 1, 1993 (the "Agreement").
         Effective as of the date hereof, the words "(except vested rights)" shall be deleted from Section 11.1(2) of the Agreement, and the word "Director" in Section 11.1(5)(i) and (ii) shall be replaced with the phrase "Director of the Office of Thrift Supervision, or his successor in interest" in each place it appears.
         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year written above.



                                       -----------------------------------
                                       Fred W. Carter


                                       CITIZENS SAVINGS BANK OF FRANKFORT


                                       By:
                                       -----------------------------------
                                                Stephen D. Davis, Controller








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